UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 7, 2010
                                                         -----------

                            TERRITORIAL BANCORP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                       1-34403                 26-4674701
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(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


1132 Bishop Street, Suite 2200, Honolulu, Hawaii                  96813
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (808) 946-1400
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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FORWARD-LOOKING STATEMENTS

     This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the date of the 2010 annual meeting of stockholders of Territorial Bancorp Inc. (the "Registrant") and the matters to be considered at the annual meeting.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Item 8.01      Other Events

     The 2010 annual meeting of stockholders of the Registrant is expected to be held August 17, 2010. It is anticipated that, at the annual meeting, stockholders will consider the election of directors, the ratification of the appointment of the independent registered public accounting firm and, as disclosed in the Registrant's Prospectus relating to its stock offering that was completed in July 2009, the adoption of an equity-based incentive plan.

Item 9.01.     Financial Statements and Exhibits

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Territorial Bancorp Inc.



DATE:  May 12, 2010                    By:  /s/ Vernon Hirata
                                            -----------------------------------
                                            Vernon Hirata
                                            Vice Chairman, Co-Chief Operating
                                            Officer and Secretary